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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): MAY 1, 2003

                                ADMINISTAFF, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-13998                              76-0479645
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                            File Number)                       Identification No.)


                          19001 CRESCENT SPRINGS DRIVE
                              KINGWOOD, TEXAS 77339
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 358-8986





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     --  Press release issued by Administaff, Inc. on May 1, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

         On May 1, 2003, Administaff, Inc. issued a press release announcing the company's financial and operating results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADMINISTAFF, INC.



                                       By: /s/ John H. Spurgin, II
                                          --------------------------------------
                                          John H. Spurgin, II
                                          Vice President, Legal, General Counsel
                                          and Secretary

Date:  May 1, 2003

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                                  EXHIBIT INDEX


EXHIBIT
NO.           DESCRIPTION
-------       -----------

99.1     --   Press release issued by Administaff, Inc. on May 1, 2003.


                                       4